Provisions for Income Taxes and Net Income Per Share If Tax Holidays Including Tax Exemption and Preferential Tax Rates Granted Were Not Available (Detail) (USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Provision For Income Taxes [Line Items]
Provision for income taxes expense	$ 6,989	$ 10,726	$ 6,178
Net (loss) income per share - basic	$ 0.03	$ 0.01	$ (0.07)
Net (loss) income per share - diluted	$ 0.03	$ 0.01	$ (0.07)